                                                                      EXHIBIT 11

                              AEP INDUSTRIES INC.

        COMPUTATION OF THE WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING

               FOR THE THREE AND SIX MONTHS ENDED APRIL 30, 1998

                                                                                                             FOR THE SIX
                                                                                                            MONTHS ENDED
                                                             FOR THE THREE MONTHS ENDED APRIL 30,             APRIL 30,
                                                      ---------------------------------------------------  ---------------
                                                          NUMBER OF                     WEIGHTED AVERAGE      NUMBER OF
                                        SHARES OF           DAYS            DAYS IN     NUMBER OF SHARES        DAYS
  1998                                 COMMON STOCK      OUTSTANDING        PERIOD         OUTSTANDING       OUTSTANDING
------------------------------------  --------------  -----------------  -------------  -----------------  ---------------

November 1-October 31...............     7,206,787                                          7,206,787
Shares Issued:
  November 18, 1997.................            60               89               89               60               164
  December 3, 1997..................           400               89               89              400               149
  December 9, 1997..................           100               89               89              100               143
  December 15, 1997.................           200               89               89              200               137
  December 18, 1997.................         1,900               89               89            1,900               134
  December 19, 1997.................         1,000               89               89            1,000               133
  January 16, 1998..................           800               89               89              800               105
  January 20, 1998..................           200               89               89              200               101
  January 27, 1998..................           600               94               89              634                94
  January 30, 1998..................         6,950               91               89            7,106                91
  February 6, 1998..................           200               84               89              189                84
  February 9, 1998..................           200               81               89              182                81
  February 11, 1998.................         2,000               79               89            1,775                79
  February 12, 1998.................         4,500               78               89            3,944                78
  February 19, 1998.................         2,900               71               89            2,313                71
  February 19, 1998.................          (861)              71               89             (687)               71
  February 26, 1998.................           217               64               89              156                64
  March 5, 1998.....................        36,071               57               89           23,102                57
  March 26, 1998....................           200               36               89               81                36
  April 1, 1998.....................           400               30               89              135                30
  April 6, 1998.....................           400               25               89              112                25
  April 20, 1998....................           200               11               89               25                11
  April 21, 1998....................           200               10               89               22                10
  April 23, 1998....................           600                8               89               54                 8
  April 29, 1998....................           200                2               89                4                 2
                                      --------------                                    -----------------
Total Weighted Average Shares.......     7,266,424                                          7,250,595
  Total Dilutive Stock options......        --                                                220,711
                                      --------------                                    -----------------
    Total Shares....................     7,266,424                                          7,471,306
                                      --------------                                    -----------------
                                      --------------                                    -----------------


                                                   WEIGHTED AVERAGE
                                        DAYS IN    NUMBER OF SHARES
  1998                                  PERIOD        OUTSTANDING
------------------------------------  -----------  -----------------
November 1-October 31...............                   7,206,787
Shares Issued:
  November 18, 1997.................         181              54
  December 3, 1997..................         181             329
  December 9, 1997..................         181              79
  December 15, 1997.................         181             151
  December 18, 1997.................         181           1,407
  December 19, 1997.................         181             735
  January 16, 1998..................         181             464
  January 20, 1998..................         181             112
  January 27, 1998..................         181             312
  January 30, 1998..................         181           3,494
  February 6, 1998..................         181              93
  February 9, 1998..................         181              90
  February 11, 1998.................         181             873
  February 12, 1998.................         181           1,939
  February 19, 1998.................         181           1,138
  February 19, 1998.................         181            (338)
  February 26, 1998.................         181              77
  March 5, 1998.....................         181          11,359
  March 26, 1998....................         181              40
  April 1, 1998.....................         181              66
  April 6, 1998.....................         181              55
  April 20, 1998....................         181              12
  April 21, 1998....................         181              11
  April 23, 1998....................         181              27
  April 29, 1998....................         181               2
                                                   -----------------
Total Weighted Average Shares.......                   7,229,368
  Total Dilutive Stock options......                     210,889
                                                   -----------------
    Total Shares....................                   7,440,257
                                                   -----------------
                                                   -----------------

                                                                      EXHIBIT 11

                              AEP INDUSTRIES INC.

        COMPUTATION OF THE WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING

               FOR THE THREE AND SIX MONTHS ENDED APRIL 30, 1998

                                                                                                             FOR THE SIX
                                                                                                            MONTHS ENDED
                                                              FOR THE THREE MONTHS ENDED APRIL 30,            APRIL 30,
                                                       --------------------------------------------------  ---------------
                                                           NUMBER OF                     WEIGHTED AVERAGE     NUMBER OF
                                         SHARES OF           DAYS            DAYS IN     NUMBER OF SHARES       DAYS
1997                                    COMMON STOCK      OUTSTANDING        PERIOD        OUTSTANDING       OUTSTANDING
-------------------------------------  --------------  -----------------  -------------  ----------------  ---------------
November 1 - October 31..............     7,130,303                                          7,130,303
Shares Issued:
November 5, 1996.....................         1,600               89               89            1,600              177
November 7, 1996.....................           200               89               89              200              175
November 8, 1996.....................           200               89               89              200              174
November 11, 1996....................           500               89               89              500              171
November 12, 1996....................           600               89               89              600              170
November 14, 1996....................           400               89               89              400              168
November 18, 1996....................           400               89               89              400              164
November 20, 1996....................            60               89               89               60              162
November 26, 1996....................           400               89               89              400              156
December 9, 1996.....................           460               89               89              460              143
December 13, 1996....................           350               89               89              350              139
December 26, 1996....................         1,000               89               89            1,000              126
December 27, 1996....................           200               89               89              200              125
January 1, 1997......................         4,553               89               89            4,553              120
January 2, 1997......................           500               89               89              500              119
January 3, 1997......................           600               89               89              600              118
January 6, 1997......................         1,600               89               89            1,600              115
January 8, 1997......................           800               89               89              800              113
January 13, 1997.....................         1,300               89               89            1,300              108
January 14, 1997.....................         3,200               89               89            3,200              107
January 15, 1997.....................           600               89               89              600              106
January 20, 1997.....................           200               89               89              200              101
January 21, 1997.....................           400               89               89              400              100
January 27, 1997.....................           300               89               89              300               94
February 7, 1997.....................           400               83               89              373               83
February 13, 1997....................         4,200               77               89            3,634               77
February 18, 1997....................           200               72               89              162               72
February 20, 1997....................           400               70               89              315               70
February 27, 1997....................           400               63               89              283               63
March 5, 1997........................         1,000               57               89              640               57
March 27, 1997.......................           300               35               89              118               35
April 17, 1997.......................           700               14               89              110               14
April 22, 1997.......................           200                9               89               20                9
April 23, 1997.......................           500                8               89               45                8
April 25, 1997.......................           200                6               89               13                6
April 29, 1997.......................           700                2               89               16                2
                                                                  --               --
                                       --------------                                    ----------------           ---
Total Weighted Average Shares........     7,159,926                                          7,156,455
Total Dilutive Stock options.........        --                                                320,176
                                                                  --               --
                                       --------------                                    ----------------           ---
    Total Shares.....................     7,159,926                                          7,476,631
                                                                  --               --
                                                                  --               --
                                       --------------                                    ----------------           ---
                                       --------------                                    ----------------           ---


                                                    WEIGHTED AVERAGE
                                         DAYS IN    NUMBER OF SHARES
1997                                     PERIOD       OUTSTANDING
-------------------------------------  -----------  ----------------
November 1 - October 31..............                   7,130,303
Shares Issued:
November 5, 1996.....................         181           1,565
November 7, 1996.....................         181             193
November 8, 1996.....................         181             192
November 11, 1996....................         181             472
November 12, 1996....................         181             564
November 14, 1996....................         181             371
November 18, 1996....................         181             362
November 20, 1996....................         181              54
November 26, 1996....................         181             345
December 9, 1996.....................         181             363
December 13, 1996....................         181             269
December 26, 1996....................         181             696
December 27, 1996....................         181             138
January 1, 1997......................         181           3,019
January 2, 1997......................         181             329
January 3, 1997......................         181             391
January 6, 1997......................         181           1,017
January 8, 1997......................         181             499
January 13, 1997.....................         181             776
January 14, 1997.....................         181           1,892
January 15, 1997.....................         181             351
January 20, 1997.....................         181             112
January 21, 1997.....................         181             221
January 27, 1997.....................         181             156
February 7, 1997.....................         181             183
February 13, 1997....................         181           1,787
February 18, 1997....................         181              80
February 20, 1997....................         181             155
February 27, 1997....................         181             139
March 5, 1997........................         181             315
March 27, 1997.......................         181              58
April 17, 1997.......................         181              54
April 22, 1997.......................         181              10
April 23, 1997.......................         181              22
April 25, 1997.......................         181               7
April 29, 1997.......................         181               8

                                              ---   ----------------
Total Weighted Average Shares........                   7,147,468
Total Dilutive Stock options.........                     322,781

                                              ---   ----------------
    Total Shares.....................                   7,470,249

                                              ---   ----------------
                                              ---   ----------------

                                       16